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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1999

                              STEEL HEDDLE MFG. CO.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
          Pennsylvania                                333-61043                                  23-1120950
-------------------------------------- ---------------------------------------- --------------------------------------------
(State or other jurisdiction of                 (Commission File Number)             (I.R.S. Employer Identification
       incorporation)                                                                               No.)
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                   1801 Rutherford Road, Greenville, SC 29067
               ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (864) 244-4110
               ----------------------------------------------------
               Registrant's telephone number, including area code



               ----------------------------------------------------
                 (Former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

          On September 29, 1999, the Registrant, Steel Heddle International, Inc. ("International") Heddle Capital Corp. ("Heddle") and Millentex Investment Corporation (together with International and Heddle, the "Guarantors"), Bank of America N.A., BankBoston, N.A., Creditanstalt Corporate Finance, Inc. and Wachovia, N.A. (collectively, the "Lenders") and Bank of America, N.A. (the "Agent"), entered into a fourth amendment to that certain Credit Agreement (the "Credit Agreement"), dated as of May 26, 1998, as amended May 28, 1998, December 31, 1998 and June 30, 1999, among the Registrant, the Guarantors, the Lenders and the Agent (the "Fourth Amendment"). Pursuant to the Fourth Amendment, certain pricing terms and financial covenants of the Credit Agreement, specifically those regarding the interest coverage ratio, the senior leverage ratio, the total leverage ratio, and the minimum consolidated EBITDA, were amended.

          Attached and incorporated herein by reference in its entirety as
Exhibit 10.1 is the Fourth Amendment.

          As announced in a press release dated October 26, 1999 (attached and incorporated herein by reference in its entirety as Exhibit 99.1), Mr.
Benjamin G. Team resigned as President, Chief Executive Officer and a director of the Registrant and each of its subsidiaries. Mr. Robert W. Dillon, formerly Executive Vice President, was appointed by the Board of Directors as the Registrant's President and Chief Executive Officer, assuming the responsibilities of Mr. Team.

ITEM 7(c) EXHIBITS



          EXHIBIT NUMBER                 DESCRIPTION
          -------------- --------------------------------------------------

               10.1 Fourth Amendment to the Credit Agreement, dated as of September 29, 1999, by and among the Registrant, the Guarantors, the Lenders and the Agent.

               99.1      Press release dated October 26, 1999.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 29, 1999                 STEEL HEDDLE MFG. CO.



                                        By:   /s/  Jerry B. Miller
                                           -------------------------------
                                           Name: Jerry B. Miller
                                           Title:  Chief Financial Officer

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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
        --------------- --------------------------------------------------
              10.1 Fourth Amendment to the Credit Agreement, dated as of September 29, 1999, by and among the Registrant, the Guarantors, the Lenders and the Agent.

              99.1      Press release dated October 26, 1999.


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